UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005

IMAGISTICS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16449 (Commission File Number)	06-1611068 (IRS Employer ID Number)

100 Oakview Drive Trumbull, Connecticut (Address of Principal Executive Offices)		06611 (Zip Code)

Registrant’s telephone number, including area code: (203) 365-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Concurrent with this Form 8-K filing, Imagistics International Inc. posted on its investor website, www.igiinvestor.com, a slide presentation entitled “Investment Community Presentation, May, 2005,” to be used for presentations to the investment community and financial analysts. The slide presentation package is furnished herein as Exhibit 99.1.

The information in this report (including the Exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed”for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities set forth in that section.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Imagistics International Inc. Investor Community Presentation, May, 2005

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2005	IMAGISTICS INTERNATIONAL INC. (Registrant) By: /s/ MARK S. FLYNN ————————————————— Name: Mark S. Flynn Title: Vice President, General Counsel and Secretary